UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Spine Pain Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPINE PAIN MANAGEMENT, INC.

5225 Katy Freeway, Suite 600

Houston, Texas 77007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 30, 2013

We hereby give notice that the Annual Meeting of Stockholders of Spine Pain Management, Inc. will be held on May 30, 2013, at 4:00 p.m. local time, at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, for the following purposes:

(1)	To elect five directors;

(2)	To ratify the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)	To transact such other business as may properly come before the meeting.

Under Delaware law, only stockholders of record on the record date, which is April 22, 2013, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

May 1, 2013	William F. Donovan, M.D.
Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 30, 2013.

The Proxy Statement, form of proxy card and Annual Report are available at: www.spinepaininc.com/investor-information.

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SPINE PAIN MANAGEMENT, INC.

5225 Katy Freeway, Suite 600

Houston, Texas 77007

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Spine Pain Management, Inc. This Proxy Statement and accompanying form of proxy card will be sent on or about May 1, 2013 to stockholders entitled to vote at the Annual Meeting. The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope. If your shares are held in “street name” through a brokerage or other institution, telephone and internet instructions are also provided on the proxy card you receive. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. Effective July 1, 2009, the NYSE amended its rule regarding discretionary voting by brokers on uncontested elections of directors such that any investor who does not instruct the investor’s broker on how to vote in an election of directors will cause the broker to be unable to vote that investor’s shares on an election of directors. Previously, the broker could exercise its own discretion in determining how to vote the investor’s shares even when the investor did not instruct the broker on how to vote. Accordingly, with respect to the election of directors (see Proposal 1), a broker is not entitled to vote the shares of common stock unless the beneficial owner has given instructions. With respect to the ratification of the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm (see Proposal 2), a broker will have discretionary authority to vote the shares of common stock if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Spine Pain Management, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of the director nominees as proposed (see Proposal 1) and for the ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for 2012 (see Proposal 2). The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting.

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Required Vote. A plurality of the common stock present in person or represented by proxy at the Annual Meeting will elect as directors the nominees proposed (see Proposal 1). The ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for 2012 (see Proposal 2) requires the affirmative vote of a majority of the votes cast by the common stock present in person or represented by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on April 22, 2013 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. As of April 22, 2013, there were 18,415,882 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held.

No Dissenters’ Rights. Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the Board of Directors consists of at least one director and may consist of such number of directors as may be fixed from time to time by action of the stockholders or of the Board of Directors. Directors are elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. As of the date hereof, the Board of Directors consists of five members. Our Board of Directors has approved and recommended to stockholders the election of five nominees to serve on the Board. These nominees are William F. Donovan, M.D., John Bergeron, Jerry Bratton, William Lawrence and Franklin A. Rose, M.D. All five of the nominees presently serve as members of our Board of Directors, and are accordingly standing for re-election. There are no family relationships among any of our directors, director nominees or executive officers.

The persons named in the enclosed Proxy (“Proxy”) have each been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Each duly elected director will hold office until his successor shall have been elected and qualified. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

William F. Donovan, M.D. – age 70 – Dr. Donovan has served as our Chief Executive Officer since January 2009 and as our President since May 2010. He has served as one of our directors since April 2008. He is a Board Certified Orthopedic Surgeon, and has been involved with venture funding and management for over 25 years. He was the co-founder of DRCA (later known as I.O.I) and became Chairman of this company that went from the pink sheets, to NASDAQ and then to the AMEX before being acquired by a subsidiary of the Bass Family. He was a founder of “I Need A Doc,” later changed to IP2M that was acquired by Dialog Group, a publicly traded company. He was the Chairman of House of Brussels, an international chocolate company and president of ChocoMed, a specialized confectionery company combining Nutraceuticals with chocolate bars. Dr. Donovan has been practicing as a physician in Houston, Texas since l975. Throughout his career as a physician, he has been involved in projects with both public and private enterprises. He received his Orthopedic training at Northwestern University in Chicago. He was a Major in the USAF for 2 years at Wright Patterson Air Force base in Dayton, Ohio. He established Northshore Orthopedics in 1975 and continues in active practice in Houston, specializing in Orthopedic Surgery.

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John Bergeron, CPA – age 56 – Mr. Bergeron has served as our Chief Financial Officer since October 2011 and as one of our directors since July 2010. He currently serves as President of Jolpeg Inc., a private firm that consults on financial matters in service industries, a position he has held since May 2008. Also since May 2008, he has worked as Controller of Christian Brothers Automotive Corporation, of which he also currently owns and operates a franchise. From May 2005 until May 2008, Mr. Bergeron served as Divisional Controller of Able Manufacturing, a division of NCI Group, Inc, where his responsibilities included financial reporting, budgeting and Sarbanes-Oxley Act compliance. Prior to that, Mr. Bergeron worked as controller of different internet companies and as an accounting manager for several other private firms. He has also worked as an auditor for Arthur Andersen. Mr. Bergeron has more than thirty years experience in financial management and corporate development of manufacturing and service industry companies. He has extensive experience in financial reporting of public companies, risk management, business process re-engineering, structuring and implementing accounting procedures and internal control programs for Sarbanes-Oxley Act compliance. Mr. Bergeron is a Certified Public Accountant. He received a Bachelor of Business Administration in Accounting from Lamar University in 1979. He is also currently the President of the Montgomery County MUD #83.

Jerry Bratton, J.D., MBA – age 60 – Mr. Bratton has served as one of our directors since July 2010. He has served as President of Bratton Steel, L.P. since 2006 and previously with Bratton Steel, Inc. (its predecessor) since 1991. Bratton Steel is a structural steel fabricating company. As President, Mr. Bratton has grown the company from a startup to a company that employs up to approximately 75 employees. He has significant experience in overseeing sales, estimating, project management and contracting. Mr. Bratton served as President of the Texas Structure Steel Institute from 2007 to 2008. He is also a member of the American Institute of Steel Construction. Mr. Bratton has business and investment background in medical software, personal medical information records storage, RFID security products and energy ventures. Mr. Bratton is a licensed attorney in the State of Texas and previously served as an assistant general counsel in the construction industry. Mr. Bratton earned Juris Doctorate and Master of Business Administration degrees from Texas Tech University in 1977.

William A. Lawrence, MBA – age 53 – Mr. Lawrence has served as one of our directors since June 2012. He is currently Partner, President and Chief Financial Officer of C&J Cladding LLC, located in Houston, Texas. Mr. Lawrence and his business partner acquired C&J Cladding in March 2007 and have transformed it into one of the premier cladding companies in the Americas. Prior to acquiring C&J Cladding, Mr. Lawrence served for 23 years in progressive corporate and operational roles from analyst, treasurer, and controller to finance leadership, always with an eye on improving processes, accountability, financial disclosure and overall business performance. He has held management positions with companies such as NCI Building Systems, one of the nation’s largest integrated manufacturers of products for the metal construction industry; Telxon Corporation, a global manufacturer of wireless handheld computing devices; Monarch Marking Systems, a supplier of bar-code products to retail and industrial customers worldwide; and Lockheed Martin, a global security and aerospace company. Mr. Lawrence thrives in roles in which he can improve and redefine an organization, and position it for accelerated growth, both through exceptional financial and operational management, and through a focus on employee development and collaboration. He is an alumnus of the University of Florida, where he earned a Bachelor of Science in Finance (with honors) in 1982 and a Master of Business Administration in 1984.

Franklin A. Rose, M.D. – age 61 – Dr. Rose has served as one of our directors since July 2010. He is a Board Certified plastic and reconstructive surgeon. He has been in private practice since 1984 and currently has hospital affiliations in Houston, Texas with First Street Surgical Center, Woman’s Hospital of Texas, Memorial Hermann Hospital-Northwest and Twelve Oaks Hospital. Dr. Rose is an experienced surgeon, well acquainted with various surgical and medical procedures. He has also been involved in investing with multiple micro-cap medical companies. Dr. Rose earned a Doctor of Medicine degree from the University of Colorado in 1977, and a Bachelor of Science degree from the University of Wisconsin, Madison in 1973. He is a member of the American Medical Association, the American Society of Plastic Surgeons, the Lipolysis Society of North America and the American Society of North America. He is also the attending plastic surgeon to The Texas Institute of Plastic Surgery.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION

OF THE NOMINEES LISTED ABOVE.

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Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. Our current executive officers are as follows:

Name	Age	Position(s) and Office(s)
William F. Donovan, M.D.	70	Chief Executive Officer, President and Director (Chairman)
John Bergeron	56	Chief Financial Officer and Director

See “Information Regarding Nominees” above for biographical information of Dr. Donovan and Mr. Bergeron.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All directors are expected to make every effort to attend meetings of the Board, meetings of any Board Committees on which such director serves, and annual meetings of stockholders. The Board of Directors held five meetings during the fiscal year ended December 31, 2012. The Board of Directors also executed three consents to action in lieu of a meeting of the Board of Directors, which were approved unanimously. We currently have an Audit Committee, a Compensation Committee and a Nominating Committee. During 2012, the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating Committee held one meeting. Also during 2012, the independent members of the Board of Directors held two “executive session” meetings. Of our current directors, during 2012 only Franklin A. Rose, M.D. attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors (including consents to action in lieu of a meeting) held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o President, 5225 Katy Freeway, Suite 600, Houston, Texas 77007. Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

We currently have three independent directors on our Board, Jerry Bratton, William Lawrence, and Franklin A. Rose, M.D. The definition of “independent” used herein is arbitrarily based on the independence standards of The NASDAQ Stock Market LLC. The Board performed a review to determine the independence of Franklin A. Rose, M.D., William Lawrence, and Jerry Bratton and made a subjective determination as to each of these directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Spine Pain Management, Inc. In making these determinations, the Board reviewed information provided by these directors with regard to each director’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of five directors, with William F. Donovan, M.D. carrying the title of “Chairman” of the Board. In addition to serving on the Board, Dr. Donovan also currently serves as President and Chief Executive Officer. Accordingly, there is often little separation in Dr. Donovan’s role as principal executive officer and his role as Chairman. To mitigate any apparent conflicts this may create, we have chosen to maintain a Board of Directors consisting of a majority of independent directors. We believe this allows the Board to better oversee and manage risk. None of our three independent directors holds the title of “lead” independent director. Accordingly, all three independent directors have an equal role in the leadership of the Board. We believe that our overall leadership structure is appropriate based on our current size.

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As a part of its oversight function, the Board of Directors monitors how management operates the company. Risk is an important part of deliberations at the Board and committee level throughout the year. Committees consider risks associated with their particular areas of responsibility. The Board of Directors as a whole considers risks affecting us. The Board and its committees consider, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

We maintain a separately-designated standing audit committee. The Audit Committee currently consists of our three independent directors, Jerry Bratton, William Lawrence and Franklin Rose, M.D. Mr. Bratton is the Chairman of the Audit Committee, and the Board of Directors has determined that he is an audit committee financial expert as defined in Item 5(d)(5) of Regulation S-K. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the Board of Directors. The Audit Committee meets privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2012 with our management.

In January 2011, our Board adopted a charter for the Audit Committee. A copy of the Charter of the Audit Committee can be found in our website at www.spinepaininc.com/investor-information. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal accounting.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Spine Pain Management, Inc. for the fiscal year ended December 31, 2012. The Audit Committee has discussed with Ham, Langston & Brezina, LLP, our independent auditors (“HLB”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from HLB required by applicable requirements of the Public Company Accounting Oversight Board regarding HLB’s communications with the Audit Committee concerning independence, and has discussed with HLB the independence of HLB.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2012. This report is furnished by the Audit Committee of our Board of Directors, whose members are:

Jerry Bratton (Chairman of the Audit Committee),

William Lawrence, and

Franklin Rose, M.D.

All information within this “Audit Committee” section of the Proxy Statement, including but not limited to the Report of the Audit Committee, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

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Compensation Committee

We have a Compensation Committee whose members are Jerry Bratton, William Lawrence and Franklin Rose, M.D. Our Compensation Committee does not currently have a written charter. Our Compensation Committee makes recommendations to the Board of Directors as to employee benefit programs and officer, director and employee compensation. The primary objectives of our executive compensation programs are to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and directors’ incentives with the creation of stockholder value. To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the objective of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors. The Compensation Committee will take under consideration recommendations from executive officers and directors regarding its executive compensation program. The Compensation Committee also has the authority to obtain advice and assistance from external advisors, including compensation consultants, although the Compensation Committee did not elect to retain a compensation consultant to assist with determining executive compensation during 2012.

Nominating Committee

We have a Nominating Committee whose members are Jerry Bratton, William Lawrence and Franklin Rose, M.D. The Nominating Committee’s primary duties are to indentify, evaluate and recommend to the Board nominees for director. See “Procedures for Director Nominations” below for the criteria it uses to evaluate nominee candidates. Based on our size, the Nominating Committee does not yet have a written charter and does not have a written policy with regard to the consideration of any director candidates recommended by stockholders. The Nominating Committee will, however, consider written nominations of candidates for election to the Board properly submitted by stockholders. For information regarding the procedures for stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board and the Nominating Committee. In considering possible candidates for election as director, the Board and Nominating Committee are guided by the following standards:

(1)	Each director should be an individual of the highest character and integrity;

(2)	Each director should have substantial experience that is of particular relevance to us;

(3)	Each director should have sufficient time available to devote to the affairs of the company; and

(4)	Each director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of directors:

(1)	Medical, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)	The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

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The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet our qualifications for director nominees and select and recommend nominees to the Board accordingly.

As noted above, the Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. No candidates for director nominations were submitted to the Board by any stockholder in connection with the 2013 Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2012 and 2011 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers (“named executive officers”).

Summary Executive Compensation Table

Name and Principal Position		Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
William Donovan, M.D.	2012	81,231	-	-		144,000	(1)	-	-	-	225,231
CEO and President	2011	-	-	-		81,890	(1)	-	-	-	81,890

John Bergeron	2012	67,734	-			-		-	-		67,734
CFO	2011	12,750	-	94,000	(2)	-		-			106,750

(1)	On June 6, 2011, we granted Dr. Donovan stock options to purchase 600,000 shares of common stock at an exercise price of $0.77 per share. We granted the options as consideration for his employment as Chief Executive Officer and President. The options vest and become exercisable in twelve quarterly periods for the first three years of the five-year life of the options. The fair value of the options was $432,000, of which $144,000 and $81,890 in compensation expense was recognized in the Statement of Operations for the years ended December 31, 2012 and December 31, 2011, respectively. (See Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 )

(2)	In October 2011, we issued 100,000 restricted shares of common stock to Mr. Bergeron as consideration for his employment as Chief Financial Officer.

Employment Agreements

On February 16, 2012, we entered into an employment agreement with our President and Chief Executive Officer, William F. Donovan, M.D. On February 20, 2012, the agreement was amended to eliminate certain stock award provisions. The employment agreement, as amended, (i) terminates and supersedes the previous employment agreement that we entered into with Dr. Donovan on or about May 17, 2010, which was to expire in May 2012 unless earlier terminated, (ii) has a term that ends on March 31, 2014, and (iii) provides that we will pay Dr. Donovan an annual base salary of $96,000. The agreement also provides that we may grant Dr. Donovan performance bonuses from time to time at the discretion of the Board of Directors. The termination of Dr. Donovan’s May 2010 employment agreement accordingly terminated his right under that agreement to receive 1,000,000 restricted shares of common stock if he is employed by us on June 30 of the calendar year in which we achieve an annual fully diluted earning per share of at least $0.01 as reflected in the audited financial statements filed with an annual report on Form 10-K filed with the SEC.

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On November 30, 2012, we entered into a new employment agreement with John Bergeron, our Chief Financial Officer. His previous employment agreement expired on September 30, 2012. The terms of the new employment agreement include (i) a two-year term beginning on December 1, 2012, (ii) an annual salary of $90,000, and (iii) 200,000 unvested stock options to purchase shares of common stock at an exercise price of $0.61 per share. The stock options will expire on December 1, 2017, and 50,000 of the stock options will vest and become exercisable every six months during the term of the agreement. If at any time during the term of the agreement Mr. Bergeron’s employment with us should end, all unvested stock options will be relinquished.

Outstanding Equity Awards at Fiscal Year End

The following table details all outstanding equity awards held by our named executive officers at December 31, 2012:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
William F. Donovan, M.D.	250,000	(1)	300,000	-	0.77	6/6/2016
John R. Bergeron	0	(2)	200,000	-	0.54	12/01/2017

(1)	On June 6, 2011, we granted Dr. Donovan stock options to purchase 600,000 shares of common stock at an exercise price of $0.77 per share. We granted the options as consideration for his employment as Chief Executive Officer and President. The options vest and become exercisable in twelve quarterly periods for the first three years of the five-year life of the options. Dr. Donovan exercised 50,000 of the options on September 9, 2011.

(2)	On November 30, 2012, we granted Mr. Bergeron stock options to purchase 200,000 shares of common stock at an exercise price of $0.54 per share. We granted the options as consideration for his employment as Chief Financial Officer. The options vest and become exercisable in four six month periods for the first two years of the five-year life of the options.

Compensation of Directors

At present, we do not pay our directors for attending meetings of the Board of Directors, although we may adopt a director compensation policy in the future. We have no standard arrangement pursuant to which directors are compensated for any services they provide or for committee participation or special assignments.  We did, however, provide compensation to certain directors during the year ended December 31, 2012 as follows:

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Summary Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Bergeron	-	-	22,000	(1)	1	-	-	22,000
Jerry Bratton	-	-	22,000	(2)		-	-	22,000
William Donovan, M.D.	-	-	-			-	-	-	(3)
Franklin Rose, M.D.	-	-	22,000	(4)		-	-	22,000
John Talamas	-	-	22,000	(5)		-	-	22,000
William Lawrence			44,000	(6)				44,000

(1)	In June 2012, we granted Mr. Bergeron three-year stock options to purchase 25,000 shares of common stock at an exercise price of $1.15 per share. The options vested and became exercisable immediately. The fair value of the options was $22,000, which was recognized in the Statement of Operations for the year ended December 31, 2012. (See Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012)

(2)	In June 2012, we granted Mr. Bratton three-year stock options to purchase 25,000 shares of common stock at an exercise price of $1.15 per share. The options vested and became exercisable immediately. The fair value of the options was $22,000, which was recognized in the Statement of Operations for the year ended December 31, 2012. (See Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012)

(3)	Dr. Donovan received no compensation in his capacity as a director during the year ended December 31, 2012. He did, however, receive compensation in his capacity as an executive officer. (See the “Summary Executive Compensation Table” above.)

(4)	In June 2012, we granted Dr. Rose three-year stock options to purchase 25,000 shares of common stock at an exercise price of $1.15 per share. The options vested and became exercisable immediately. The fair value of the options was $22,000, which was recognized in the Statement of Operations for the year ended December 31, 2012. (See Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012)

(5)

In June 2012, we granted Mr. Talamas three-year stock options to purchase 25,000 shares of common stock at an exercise price of $1.15 per share. The options vested and became exercisable immediately. Mr. Talamas resigned from the Board in October 2012. The fair value of the options was $22,000, which was recognized in the Statement of Operations for the year ended December 31, 2012. (See Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012)

(6)	In June 2012, we granted Mr. Lawrence three-year stock options to purchase 50,000 shares of common stock at an exercise price of $1.15 per share. The options vested and became exercisable immediately. The fair value of the options was $44,000, which was recognized in the Statement of Operations for the year ended December 31, 2012. (See Note 8 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012)

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term.  We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives.  Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to us during the fiscal year ended December 31, 2012, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended September 30, 2012, with the exception of (i) a Form 4 that our Chief Financial Officer, John Bergeron, was late in filing, (ii) a Form 3 and Form 4 that our director, William Lawrence, was late in filing , and (iii) a Form 4 that our director, Franklin Rose, was late in filing.

Related Person Transactions

We have an agreement with Northshore Orthopedics, Assoc. ("NSO"), which is 100% owned by our Chief Executive Officer, William Donovan, M.D., to provide medical services as our independent contractor. As of December 31, 2012 and 2011, we had balances payable to NSO of $295,099 and $1,020,200, respectively. This outstanding payable is non-interest bearing, due on demand and does not follow any specific repayment schedule. We do not directly pay Dr. Donovan (in his individual capacity as a physician) any fees in connection with NSO. However, Dr. Donovan is the sole owner of NSO, and we pay NSO under the terms of our agreement. In February 2012, however, NSO agreed to convert into common stock $1,020,200 of outstanding debt at the price of $1.83 per share, which was the closing market price on February 17, 2012. This resulted in us issuing to NSO 557,486 restricted shares of common stock on February 28, 2012.

Additionally, as shown in Note 6 of the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, at December 31, 2012 and 2011, we had balances of $290,699 and $310,699, respectively, due to Dr. Donovan, in his individual capacity, for working capital advances and payments made on behalf of us. This outstanding payable is non-interest bearing, due on demand and does not follow any specific repayment schedule.

We entered into the 6% promissory note with a major stockholder (a beneficial owner of over 5% of our common stock) on June 30, 2011, as part of a transaction where we recorded a liability for legal expenses from 2008-2010 for which the stockholder and we were held jointly and severally liable. In September 2012, the legal expenses were settled with the law firm for a $200,000 cash payment. We wrote off the promissory note with the shareholder and realized a net credit to other income of approximately $66,000.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information at April 22, 2013 with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our named executive officers and directors as a group.  Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.  As of April 22, 2013, there were 18,415,882 shares of common stock outstanding.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Class
William F. Donovan, M.D. (1)	3,979,427	(2)	21.26%
William Lawrence (1)	50,000	(3)	0.27%
Franklin A. Rose, M.D. (1)	200,000	(4)	1.08%
John Bergeron (1)	210,000	(5)	1.14%
Jerry Bratton (1)	1,606,100	(6)	8.70%
All directors and named executive officers as a group (5 persons)	6,045,527		31.92%
Rene Hamouth (7)	1,800,000		9.77%

(1)	The named individual is one of our executive officers or directors. Our business address is 5225 Katy Freeway, Suite 600, Houston, Texas 77007.

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(2)	Includes 557,486 shares of common stock held indirectly through NorthShore Orthopedics, Assoc. (of which Dr. Donovan is the sole shareholder and has voting and investment control) and 3,121,941 shares held directly by Dr. Donovan. Also includes 300,000 shares of common stock issuable upon exercise of options that are fully vested and exercisable.

(3)	Includes 50,000 shares of common stock issuable upon exercise of options that are fully vested and exercisable.

(4)	Includes 175,000 shares of common stock held by Dr. Rose and 25,000 shares of common stock issuable upon exercise of options he holds that are fully vested and exercisable.

(5)	Includes 160,000 shares of common stock held by Mr. Bergeron and 50,000 shares of common stock issuable upon exercise of options he holds that are fully vested and exercisable.

(6)	Includes 1,556,100 shares of common stock held by Mr. Bratton, of which Mr. Bratton has sole voting power of 320,000 shares and shared voting power with his spouse of 1,236,100 shares. Also includes 50,000 shares of common stock issuable upon exercise of options that are fully vested and exercisable.

(7)	Mr. Hamouth’s address is 202-80 Richards Street, Vancouver, BC, Canada, V6B 2G2.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes our equity compensation plan information as of December 31, 2012:

Plan Category	(a) Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Common Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	—		—	—
Equity compensation plans	650,000		0.77
not approved by	150,000		1.15
our stockholders	600,000	(1)	0.54	—
Total	1,400,000		0.71	—

(1)	Consists of common shares to be issued upon exercise of outstanding stock options as follows:

•	In June 2011, we granted three of our directors stock options to purchase a total of 75,000 shares of common stock at an exercise price of $0.77 per share. The three-year options vested and became exercisable immediately. A total of 50,000 of these options remain unexercised.

•	In June 2011, we granted our CEO and COO stock options to purchase a total of 900,000 shares of common stock at an exercise price of $0.77 per share. The options vest and become exercisable in twelve quarterly periods for the first three years of the five-year life of the options. A total of 600,000 of these options remain outstanding and unexercised. Mr. Talamas left the employ of the company resulting in the forfeiture of 225,000 shares of common stock.

•	In June 2012, we granted five of our directors stock options to purchase a total of 150,000 shares of common stock at an exercise price of $1.15 per share. The three-year options vested and became exercisable immediately.

•	In November 2012, we granted three of our employees stock options to purchase 600,000 shares of common stock at an exercise price of $.54 per share. The five year options vest every six months at 50,000 options per period.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the current fiscal year. Ham, Langston & Brezina, LLP has served as our independent registered public accounting firm continuously since September 2010. The Board of Directors wishes to obtain from the stockholders a ratification of the Board’s action in appointing Ham, Langston & Brezina, LLP for the fiscal year ending December 31, 2013. Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. We do not anticipate a representative from Ham, Langston & Brezina, LLP to be present at the meeting.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice. In the event the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2013. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided or to be provided by our principal independent accountants during the years ended December 31, 2011 and 2012.

	2012	2011
Audit Fees(1)	$82,216	$73,559
Audit Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees	-	-
Total Fees	$82,216	$73,599

(1)	Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)	Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by the principal independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

All above audit services, audit-related services and tax services, for the fiscal years ended December 31, 2012 and 2011, were pre-approved by our Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

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INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2014 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2014 annual meeting of stockholders must present the proposal to us at our principal executive offices at 5225 Katy Freeway, Suite 600, Houston, Texas, 77007, Attn: William Donovan, M.D, by January 3, 2014 for the proposal to be eligible for inclusion in our proxy statement. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2014 annual meeting of stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,

William F. Donovan, M.D.
Dated: May 1, 2013	President, Chief Executive Officer and Director

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PROXY

SPINE PAIN MANAGEMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

The undersigned hereby appoints William F. Donovan, M.D. and John Bergeron, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Spine Pain Management, Inc. (the “Company”) held of record by the undersigned on April 22, 2013, at the Annual Meeting of Stockholders to be held on May 30, 2013, at 4:00 PM (CST) at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, and at any adjournments thereof. Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, AND FOR THE APPROVAL IN NUMBER 3.

1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed	☐	WITHHOLD authority to
	below except as marked		vote for all nominees
	to the contrary.		below.

William F. Donovan, M.D.

John Bergeron

Jerry Bratton

William A. Lawrence

Franklin A. Rose, M.D.

2. PROPOSAL TO RATIFY THE SELECTION OF Ham, Langston & Brezina, LLP AS THE COMPANY'S independent registered public accounting firm FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person. If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF	SIGNATURE:_____________________________________________
SHARES OWNED	PRINTED NAME:_________________________________________
_______________	DATE: ________________________________________________

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THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 30, 2013.

The Proxy Statement, form of proxy card and Annual Report are available at: www.spinepaininc.com/investor-information.

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